EXHIBIT 32

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned officer of Washington Trust Bancorp, Inc. (the "Corporation"), hereby certifies that the Corporation's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 to which this certification is attached (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Date: November 13, 2003
                                            John C. Warren
                                            ____________________________________
                                            John C. Warren
                                            Chairman and Chief Executive Officer


The undersigned officer of Washington Trust Bancorp, Inc. (the "Corporation"), hereby certifies that the Corporation's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 to which this certification is attached (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Date: November 13, 2003
                                            David V. Devault
                                            ____________________________________
                                            David V. Devault
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer